UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2024

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CPI Aerostructures, Inc. (the “Company”) held its annual meeting of shareholders on June 19, 2024 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered three proposals: (i) election of two Class II directors; (ii); to select, on an advisory basis, the frequency with which the Company will hold an advisory shareholder vote to approve Named Executive Officer compensation; and (iii) approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers.

The Company’s board of directors is divided into three classes, with one class of directors being elected each year and each class serving a three-year term. The term of office of the Company’s Class II directors expired at the Annual Meeting. The Company’s board of directors nominated Pamela Levesque and Richard C. Rosenjack, Jr. for election as Class II directors.

The results of the matters voted upon at the Annual Meeting are set forth below:

Proposal No. 1 – Election of Class II directors.

The election of each director nominee was approved as follows:

Name	For	Authority Withheld
Pamela Levesque	7,132,758	327,822
Richard C. Rosenjack, Jr.	7,039,920	420,660

Proposal No. 2 – Selection, on an advisory basis, the frequency with which the Company will hold an advisory shareholder vote to approve named executive officer compensation.

The Company’s shareholders approved, on an advisory basis, holding an advisory vote on the compensation of the Company’s Named Executive Officers every year, as follows:

Every Year	Every Two Years	Every Three Years	Abstain
6,371,435	39,902	1,033,188	16,055

Proposal No. 3 – Approval, on an advisory basis, of the compensation of Named Executive Officers.

The compensation of the Company’s Named Executive Officers was approved, on an advisory basis, as follows:

For	Against	Abstain
6,590,723	847,004	22,853

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2024	CPI AEROSTRUCTURES, INC.

	By:	/s/ Andrew Davis
Andrew Davis
Chief Financial Officer

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